                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                              MERCHANTS GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction of incorporation)

           1-9640                                    16-1280763
 ---------------------------                 ---------------------------
  (Commission File Number)              (I.R.S. Employer Identification No.)

         250 Main Street, Buffalo, New York                        14202
         ---------------------------------------                  ----------
         (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code:  (716) 849-3333

                                (NOT APPLICABLE)
                      -------------------------------------
         (Former name or former address, if changed since last report)


------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS



   Item 2.02    Results of Operations and Financial Condition.

   Item 9.01    Financial Statements and Exhibits



SIGNATURES
EXHIBIT INDEX
Exhibit 99 Press Release

Item 2.02 Results of Operations and Financial Condition.

         On October 28, 2004, Merchants Group, Inc. issued a press release announcing results for the quarter ended September 30, 2004 and the declaration of a quarterly dividend. The text of the press release is furnished as exhibit to this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

          The following exhibits are filed as a part of this report:

             Exhibit No.                         Description

                99                  Press release dated October 28, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERCHANTS GROUP, INC.



Date:    October 28, 2004
                                               By: /s/ Kenneth J. Wilson
                                               -----------------------------
                                               Kenneth J. Wilson
                                               Chief Financial Officer
                                               Treasurer

                                  EXHIBIT INDEX


Exhibit No.
----------

   99                     Press release dated October 28, 2004 Filed herewith.









                                       -3-